ANNUAL REPORT                CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND - 2

ANNUAL REPORT                CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND - 1
                                                         CALVERT CASH RESERVES
                                                       INSTITUTIONAL PRIME FUND




Dear Shareholders:

This annual report for the Calvert Cash Reserves Institutional Prime Fund covers the 12-month period ended September 30, 1996.
     This Fund was originally a money market fund for individual investors, the Calvert Money Management Plus Prime Portfolio. On July 1, 1996, the Fund was renamed the Calvert Cash Reserves Institutional Prime Fund and offered exclusively to investors meeting a much higher required minimum initial investment of $1,000,000, primarily corporations. We made these changes so that we would be able to offer institutional investors a very high-quality money market investment and keep the Fund's operating expenses to a minimum. The repositioning of this Fund also means that our institutional clients now have competitive taxable as well as tax-free money market fund options. Our tax-free fund is the Calvert Tax-Free Reserves Money Market Portfolio, Class O.
     We are gratified that this newly positioned Fund has been well received by institutional investors. As of this writing, Fund assets had grown to $131 million.
MARKET REVIEW

     From the fourth quarter of 1995 into the first quarter 1996, the economy continued to expand at a modest pace. The Federal Reserve continued to maintain an easy monetary policy and, in late January, took steps to lower short-term interest rates. In the second quarter of 1996, the economy appeared to gain momentum, which heightened fears of inflation and increased the likelihood of a rise in interest rates.

     For the third quarter of 1996, economic growth appeared to moderate. Reports of retail sales and personal consumption pointed to a benign level of inflation. And, the most common indices of price changes, the consumer price index and producer price index, did not indicate a build up of inflationary pressures.

     Money market rates continued to slide during the final quarter of 1995 and into the first quarter of 1996, then reversed course and moved higher on expectations of tighter monetary policy.

     Long-term bonds, in general, turned in flat or just slightly negative one-year returns. Stocks closed the one-year period with strongly positive returns, as measured by the Standard & Poor's 500 Stock Index, which generated a one-year return of 20%.


FUND PERFORMANCE

     On September 30, 1996, the close of this reporting period, the Fund's 7-day compound effective annualized yield was 5.67%, which compares favorably to the 5.17% yield on an average of similar funds, the Lipper Institutional Money Market Funds Average.

     The Fund's total return for the 12-month period covered by this report is listed in the Financial Highlights section on page 11. Securities and Exchange Commission regulations require us to present this return in the annual report to shareholders, but it should not be considered an indication of the return on investment for those who joined the Fund on or after July 1, 1996.
     After the Fund's rebirth as the Calvert Cash Reserves Institutional Prime Fund, portfolio managers took steps to further strengthen portfolio credit quality. The Institutional Prime Fund's operating policy is to invest exclusively in first tier securities, those securities with the highest credit quality ratings. Investments are made primarily in prime commercial paper and U.S. Government obligations.

OUTLOOK

     Our outlook calls for interest rates to trend a bit higher over the course of the next 12 months. We plan to keep the Fund's weighted average maturity near the low end of its target range in order to reinvest maturing securities at the higher rates.
     We appreciate your investment in the Calvert Cash Reserves Institutional Prime Fund. If you have any questions about the Fund's strategy or performance please feel free to call me at 1-800-317-2274.

Sincerely,




Reno J. Martini
Chief Investment Officer

October 31, 1996





                                                 QUALITY STRUCTURE OF PORTFOLIO


     It is the operating policy of the Fund to invest only in tier-one securities as defined by Rule 2a-7 of the Investment Policy Act of 1940. It is a further operating policy of the Fund that it will invest only in issues rated A-1 or P-1 or better, or, if not rated, of equivalent quality. The fund will not invest in A-2 or P-2 rated issues. See the Statement of Additional Information, "Appendix, Commercial Paper and Bond Ratings."


                                               REPORT OF INDEPENDENT ACCOUNTANTS




     To the Board of Trustees of Calvert Cash Reserves and Shareholders of Institutional Prime Fund

     We have audited the accompanying statement of net assets of Institutional Prime Fund (the sole series of Calvert Cash Reserves), as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the respective years in the period ended September 30, 1993, were audited by other auditors whose opinion dated October 29, 1993, expressed an unqualified opinion thereon.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Institutional Prime Fund as of September 30, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.



Baltimore, Maryland

November 8, 1996



                                                  STATEMENT OF NET ASSETS
                                                     SEPTEMBER 30, 1996

                                               PRINCIPAL
     CORPORATE OBLIGATIONS - 44.6%             AMOUNT              VALUE
     ---------------------------------------------------------------------------
Alabama State Industrial Development Authority
VRDN, 5.70%, 12/1/19,
LOC: Chemical Bank *                             $2,300,000           $2,300,000
Allegheny County, Pennsylvania Hospital
 Development VRDN,
5.60%, 2/15/12, LOC: FNB Chicago *                5,500,000            5,500,000
Barton Healthcare, LLC. VRDN, 5.55%, 2/15/25,
LOC: American National Bank & Trust *             7,000,000            7,000,000
Berks County, Pennsylvania Industrial Development
Authority VRDN,
5.55%, 7/1/16, LOC: Corestates *                  1,000,000            1,000,000
Blount/Strange Realty Holdings, LLC.
VRDN 5.70%, 7/1/16,
LOC: First Alabama *                              5,000,000            5,000,000
Cloquet, Minnesota Industrial Facilities
Revenue VRDN, 5.50%, 4/1/26,
LOC: Credit Suisse *                              5,900,000            5,900,000
Elgin, Illinois Industrial Development Revenue
VRDN, 5.68%, 9/1/16,
LOC: LaSalle Bank *                               3,500,000            3,500,000
Fed One Dayton VRDN, Series A, 6.83%, 8/1/09,
 LOC: Bank One Ohio *                             2,245,000            2,245,000
Fed One Dayton VRDN, Series B, 6.83%, 8/1/09,
 LOC: Bank One Ohio *                             1,620,000            1,620,000
Florida Housing Finance Agency VRDN, 6.70%,
7/1/23,
LOC: Heller Financial, Confirming LOC:
Commerze Bank *                                     750,000              750,000
Garmong Newspaper Development Co., LLC. VRDN,
5.88%, 9/1/16,
LOC: Citizens National Bank of Evansville,
Confirming LOC: Harris Trust *                   3,100,000             3,100,000
Iowa Finance Authority Economic Development
Authority Revenue
VRDN, 5.60%, 3/1/11, LOC: Rabobank Nederland *   4,400,000             4,400,000
Mahoning County, Ohio VRDN, 5.88%,
11/1/98, LOC: PNC Bank *                           430,000               430,000
Mississippi Business Finance Authority VRDN,
5.70%, 6/1/10,
LOC: National Bank of Detroit  *                 4,460,000             4,460,000
Mississippi Business Finance Authority
 VRDN, 5.55%, 2/1/19,
GA: Sara Lee *                                   2,000,000             2,000,000
Montgomery County, Kentucky Industrial
Development Revenue
VRDN, 5.70%, 8/1/06, LOC: Fleet Bank *           2,360,000             2,360,000
Montgomery County, Pennsylvania Industrial
Development Revenue
VRDN, 5.55%, 3/1/10, LOC: Corestates *             905,000               905,000
Physicians Plus Medical Group VRDN, 5.70%,
8/1/16,
LOC: Marshall & Ilsley Bank *                    5,000,000             5,000,000
TLC Holdings, LLC. VRDN, 5.70%, 6/1/26,
 LOC: Columbus Bank & Trust *                    1,100,000             1,100,000
                                                             -------------------

Total Corporate Obligations (Cost $58,570,000)                        58,570,000
                                                             -------------------


COMMERCIAL PAPER - 23.7%
------------------------------------------------------------------------
     Accor, S.A., 5.47%, 10/23/96, LOC: Banque Natl de Paris 2,000,000 1,993,315
Allegheny University Hospital, 5.30%, 10/18/96, LOC: PNC Bank 2,500,000 2,493,743 Duke University, 5.39%, 11/21/96 4,000,000 3,969,457 Epson America,
Inc., 5.43%,  11/4/96,  LOC: Dai-Ichi Kangyo Bank 2,000,000 1,989,743 Franciscan
Services,  Inc., 5.33%,  10/16/96,  LOC:  Toronto-Dominion  2,000,000  1,995,558
Harley Davidson Dealer Funding, 5.40%, 10/21/96 4,050,000 4,037,850 Jefferson Pilot Corp., 5.50%, 10/1/96 2,500,000 2,500,000 Jefferson Pilot Corp., 5.32%,
10/3/96 2,000,000 1,999,409  Northwestern  University,  5.33%, 11/8/96 3,000,000
2,983,122




ANNUAL REPORT                 CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND - 4

                                                  PRINCIPAL
COMMERCIAL PAPER (CONT'D)                         AMOUNT               VALUE
     -------------------------------     --------------------------------------
Oak Funding Corp., 5.45%, 10/31/96              $2,400,000            $2,389,100
Oak Funding Corp., 5.45%, 11/1/96                1,000,000               995,307
Oak Funding Corp., 5.43%, 11/4/96                1,700,000             1,691,282
Southwest Gas Corp., 5.37%, 10/11/96, LOC:
Union Bank of Switzerland                        2,000,000             1,997,017
                                                             -------------------

             Total Commercial Paper (Cost $31,034,903                 31,034,903
                                                             -------------------


U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 20.5%
---------------------------------------------------------------------------
Federal Home Loan Bank Board, 5.48%, 1/17/97       490,000               481,944
Federal Home Loan Bank Board, 5.47%, 1/28/97       2,000,000           1,963,837
Federal Home Loan Bank Board, 5.33%, 1/30/97       2,000,000           1,964,171
Federal Home Loan Mortgage Corp., 5.35%, 10/3/96     500,000             499,851
Federal Home Loan Mortgage Corp., 5.33%, 10/15/96  1,485,000           1,481,922
Federal Home Loan Mortgage Corp., 5.35%, 10/21/96  1,000,000             997,028
Federal Home Loan Mortgage Corp., 5.38%, 10/28/96  1,000,000             995,965
Federal Home Loan Mortgage Corp., 5.33%, 10/31/96  1,485,000           1,478,404
Federal Home Loan Mortgage Corp., 5.37%, 11/1/96   1,677,000           1,669,245
Federal Home Loan Mortgage Corp., 5.31%, 11/29/96  2,000,000           1,982,595
Federal National Mortgage Assn., 5.35%, 10/28/96   1,500,000           1,493,981
Federal National Mortgage Assn., 5.27%, 11/1/96    1,000,000             995,462
Federal National Mortgage Assn., 5.27%, 11/26/96   3,000,000           2,975,407
Federal National Mortgage Assn., 5.40%, 12/2/96    4,000,000           3,962,800
Federal National Mortgage Assn., 5.45%, 12/9/96    2,000,000           1,979,108
Federal National Mortgage Assn., 5.29%, 1/30/97    2,000,000           1,964,439
                                                            -------------------

Total U.S. Government Agencies and Instrumentalities
         (Cost $26,886,159)                                           26,886,159
                                                             -------------------

MUNICIPAL OBLIGATIONS - 20.3%
---------------------------------------------------------------------------
City of New York General Obligation Notes, 5.60%,
11/15/96,
LOC: Societe Generale                            4,000,000             4,000,000
City of New York General Obligation Notes,
5.80%, 2/14/97,
LOC: Societe Generale                            4,000,000             4,000,000
Detroit, Michigan VRDN, 5.55%, 5/1/05,
 LOC: Sumitomo Bank Ltd. *                       1,900,000             1,900,000
Gardena, California Certificates of
Participation VRDN, 5.90%, 7/1/25,
LOC: Sumitomo TST & Banking, Confirming
 LOC: Dai-Ichi Kangyo *                          2,700,000             2,700,000
New York, New York City General Obligation
Notes, 6.00%, 2/1/97                             3,000,000             2,998,978
New York, New York City General Obligation
Notes, 5.67%, 3/15/97                            5,000,000             4,994,666
Village of Schaumberg, Illinois VRDN,
5.55%, 12/1/20,
Bond Purchase Agreement: Credit Suisse *         1,100,000             1,100,000
Virginia State Housing Development
Authority VRDN, 5.60%, 3/1/02 *                  5,000,000             5,000,000
                                                             -------------------

Total Municipal Obligations (Cost $26,693,644)                        26,693,644
                                                             -------------------

TOTAL INVESTMENTS  (Cost $143,184,706) -  109.1%                    $143,184,706
Cash overdraft: State Street Bank -  (9.4)%                         (12,284,757)
              Other assets and liabilities, net -  0.3%                  318,317
                                                             -------------------
              NET ASSETS - 100%                                     $131,218,266
                                                             ===================





ANNUAL REPORT                 CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND - 5


NET ASSETS CONSIST OF:                                               VALUE
--------------------------------------------------------------------------------
Paid-in capital applicable to 131,216,696
shares of beneficial interest,
unlimited number of no par shares authorized                        $131,218,266
                                                            -------------------

    NET ASSETS                                                      $131,218,266
                                                             ===================

   NET ASSET VALUE PER SHARE                                               $1.00
                                                            ===================






     * Optional tender features give these securities a shorter effective maturity date.
Explanation of Guarantees:
GA:  Guarantee Agreement
LOC: Letter of Credit
Abbreviations:
VRDN: Variable Rate Demand Notes









     See notes to financial statements.

ANNUAL REPORT                 CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND - 6





                                   PAR        143,557,000           143,557,000






                                         STATEMENT OF OPERATIONS
                                      YEAR ENDED SEPTEMBER 30, 1996


NET INVESTMENT INCOME
---------------------------------------------------------     ------------------
     Investment Income
         Interest income                                              $2,311,281
                                                             -------------------

Expenses
  Investment advisory fee                                               210,360
  Transfer agency fees and expenses                                      92,834
  Distribution Plan expenses                                             53,695
  Trustees' fees and expenses                                             2,787
  Administrative fees                                                    13,365
  Custodian fees                                                         16,374
  Registration fees                                                      48,148
  Reports to shareholders                                                49,951
  Professional fees                                                       7,731
  Miscellaneous                                                          11,776
  Reimbursement from Advisor                                           (198,710)
                                                            -------------------
       Total expenses                                                    308,311
       Fees paid indirectly                                             (16,374)
                                                             -------------------
              Net expenses                                               291,937
                                                             -------------------

             NET INVESTMENT INCOME                                     2,019,344
                                                             -------------------


     REALIZED GAIN (LOSS) ON INVESTMENTS
     -----------------------------------------------   ----------------------
     Net realized gain (loss) on investments                              2,789
                                                             -------------------

           INCREASE (DECREASE) IN NET ASSETS
           RESULTING FROM OPERATIONS                                  $2,022,133
                                                             ===================








See notes to financial statements.

 ANNUAL REPORT                CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND - 7





                      STATEMENTS OF CHANGES IN NET ASSETS


                                                   YEAR ENDED         YEAR ENDED
                                                SEPTEMBER 30,      SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS                  1996                   1995
 -------------------------------------------------------------------------------
Operations
 Net investment income                           $2,019,344           $4,077,434
 Net realized gain (loss) on investments              2,789                4,547
                                        --------------------  ------------------

 INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                        2,022,133            4,081,981
                                                 ---------   -------------------

    Distributions to shareholders from:
      Net investment income                      (2,019,344)         (4,077,435)
                                       --------------------  -------------------
        Total distributions                      (2,019,344)         (4,077,435)
                                       --------------------  -------------------

Capital share transactions in dollars and shares:
Shares sold                                      396,914,759         161,504,574
Reinvestment of distributions                      1,595,167           3,889,856
Shares redeemed                                 (294,069,678)      (238,596,820)
                                       --------------------  -------------------
        Total capital share transactions         104,440,248        (73,202,390)
                                       --------------------  -------------------

    TOTAL INCREASE (DECREASE) IN NET ASSETS      104,443,037        (73,197,844)

    NET ASSETS
    --------------------------------------------------------------------------
      Beginning of year                           26,775,229          99,973,073
                                       --------------------  -------------------
      End of year                               $131,218,266         $26,775,229
                                       ====================  ===================







See notes to financial statements.

 ANNUAL REPORT                CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND - 8





                         NOTES TO FINANCIAL STATEMENTS

NOTE A - SIGNIFICANT ACCOUNTING POLICIES

     General: The Calvert Institutional Prime Fund (the "Fund"), the sole series of Calvert Cash Reserves, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to July 1, 1996, the Fund was doing business as Money Management Plus Prime Portfolio, and was not an institutional money market fund. The Fund offers shares of beneficial interest to the public with no sales charge.

     Security   Valuation:   Securities  are  valued  at  amortized  cost  which
approximates market.

     Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

     Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

     Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

     Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.
     Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.
NOTE B - RELATED PARTY TRANSACTIONS

     Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor received a monthly fee based on an annual rate of
 .50% on the first $500 million of average daily net assets.

     Effective July 1, 1996, Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .05% of the average daily net assets of the Fund.

     The  Advisor   voluntarily   reimbursed   the  Fund  for   advisory   fees,
administrative fees, and other operating expenses of $198,710.


     Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. A Distribution Plan, adopted by the shareholders, allowed the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid could not exceed .35% annually of the Fund's average daily net assets. This Distribution Plan was terminated effective June 30, 1996.

     Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund.
     Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,250 plus up to $1,200 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.
NOTE C - INVESTMENT ACTIVITY

     The cost of investments owned at September 30, 1996 was substantially the same for federal income tax and financial reporting purposes.

     As a cash management practice, the Fund may sell or purchase short-term variable rate demand notes from other Portfolios managed by the Advisor. The transactions are effected at par with no gain or loss to the Fund, in accordance with policies of the Fund.





                           FINANCIAL HIGHLIGHTS




                                           YEAR            YEAR         YEAR
                                           ENDED           ENDED        ENDED
30,                                        SEPT. 30,       SEPT.30,   SEPT. 30,
                                           1996            1995         1994
----------------------------------------------------------------------------

Net asset value, beginning                $1.00             $1.00         $1.00
                                    ==============   =============== ==========
Income from investment operations
  Net investment income                    0.040            0.045          0.028
Distributions from
  Net investment income                   (0.040)          (0.045)       (0.028
Net asset value, ending                   $1.00            $1.00         $1.00
                               ==============   ===============   =============

Total return                              3.99%             4.55%          2.78%
                                ==============   ===============   =============
Ratios to average net assets:
  Net investment income                   4.80%             4.53%          2.75%
  Total expenses *                        0.73%             1.41%             -
                               ==============   ===============   ==============
  Net expenses                            0.69%             1.39%          1.23%
                               ==============   ===============   ==============
  Expenses reimbursed                     0.47%               -               -
                               ==============   ===============   ==============
Net assets, ending (in thousands)     $131,218          $26,775          $99,973
                               ==============   ===============   ==============
Number of shares outstanding,
  ending (in thousands)                131,217           26,821          100,024
                                ==============   ===============   =============


    YEAR            YEAR
    ENDED           ENDED
    SEPT. 30,       SEPT. 30,
    1993            1992
------------------------------

    $1.00            $1.00
=============   ==============

     0.025            0.037

    (0.025)          (0.037)
-------------   --------------
    $1.00            $1.00
=============   ==============

     2.59%            3.72%
=============   ==============

     2.48%            3.69%
=============   ==============
        -               -
=============   ==============
     0.92%            0.87%
=============   ==============
        -                -
=============   ==============
    $102,325         $106,851
=============   ==============

     102,370          106,897
=============   ==============






     * Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.








ANNUAL REPORT                CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND - 11








                   TO OPEN AN ACCOUNT:
       ..................................................
                       800-317-2274

                 PERFORMANCE AND PRICES:
       ..............................................................
                Calvert Information Network
                 24 hours, 7 days a week
                       800-368-2745

                       SERVICE FOR
                    EXISTING ACCOUNT:
       ..................................................
                       800-317-2274

                     TDD FOR HEARING
                        IMPAIRED:
       ..................................................
                       800-541-1524

                      BRANCH OFFICE:
       ..................................................
                  4550 Montgomery Avenue
                       Suite 1000N
                 Bethesda, Maryland 20814

                  REGISTERED, CERTIFIED
                    OR OVERNIGHT MAIL:
       ..................................................
                      Calvert Group
                   c/o NFDS, 6th Floor
                      1004 Baltimore
                  Kansas City, MO 64105

                         WEB SITE
       ..................................................
           Address: http://www.calvertgroup.com

                        PRINCIPAL
                       UNDERWRITER
       ..................................................
                Calvert Distributors, Inc.
                  4550 Montgomery Avenue
                       Suite 1000N
                 Bethesda, Maryland 20814





            This report is intended to provide fund
                  information to shareholders.
            It is not authorized for distribution to
            prospective investors unless preceded or
               accompanied by a prospectus.